UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2010
HUDSON VALLEY HOLDING CORP.
(Exact name of registrant as specified in its charter)

New York	001-34453	13-3148745

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Scarsdale Road, Yonkers, New York	10707

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 961-6100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01:	Regulation FD Disclosure
Hudson Valley Holding Corp (the “Company”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. The Company is not undertaking to update this presentation.
The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information furnished herewith (including Exhibit 99.1).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
99.1	Slide presentation to be made at the Raymond James Mini-Conference and the Macquarie Capital Inc. Small & Mid-Cap Conference on June 10 and June 15, respectively.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON VALLEY HOLDING CORP.
June 9, 2010	By:	Stephen R. Brown
		Name:	Stephen R. Brown
		Title:	Senior Executive Vice President, CFO, Secretary & Treasurer